EXHIBIT 32.1

Certification Pursuant to
18 U.S.C. Section 1350
(As Adopted Pursuant to Section 906 of
the Sarbanes-Oxley Act of 2002)

I, Charles F. Flood, Chief Executive Officer of IESI Corporation (the “Company”), certify, pursuant to Section  906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

1.                                       The Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 10, 2004

/s/ CHARLES F. FLOOD
Charles F. Flood
Chief Executive Officer